SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 2003


           CARNIVAL CORPORATION                           CARNIVAL PLC
           --------------------                           ------------
         (Exact name of registrant                  (Exact name of registrant
         as specified in its charter)              as specified in its charter)

            REPUBLIC OF PANAMA                          ENGLAND AND WALES
            ------------------                          -----------------
       (State or other jurisdiction               (State or other jurisdiction
             of incorporation)                            of incorporation)

                  I-9610                                     I-15136
                  ------                                     -------
         (Commission File Number)                    (Commission File Number)

               59-1562976                                     NONE
               ----------                                     ----
             (I.R.S. Employer                            (I.R.S. Employer
             Identification No.)                        Identification No.)

                                                         CARNIVAL HOUSE
         3655 N.W. 87TH AVENUE,                        5 GAINSFORD STREET
        MIAMI, FLORIDA 33178-2428                    LONDON, SE1 2NE, ENGLAND
        -------------------------                    ------------------------
      (Address of principal executive            (Address of principal executive
                  offices)                                   offices)

              (305) 599-2600                           011 44 20 7805 1200
              --------------                           -------------------
       (Registrant's telephone number,          (Registrant's telephone number,
             including area code)                      including area code)

                                                     11-12 CHARLES II STREET
                 NONE                                LONDON, SW1Y 4QU, ENGLAND
                 ----                                -------------------------
     (Former name and former address,           (Former name and former address,
       if changed since last report)              if changed since last report)

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On May 23, 2003, Carnival plc commenced a solicitation of noteholder consents to amend the terms of the instruments governing its (pound)200,000,000 7.125 per cent. Guaranteed Notes due 2012 (the "Notes"). The amendments to the instruMents governing the Notes are generally intended to reflect the implementation, on April 17, 2003, of the dual listed company, or "DLC," structure between Carnival Corporation and Carnival plc and to make other technical amendments to those instruments.

                  In return for the consents of the holders of the Notes, Carnival Corporation is offering to guarantee Carnival plc's obligations under the Notes by extending to such Notes the benefit of Carnival Corporation's Deed of Guarantee, which was executed on April 17, 2003 in connection with the implementation of the DLC structure between Carnival Corporation and Carnival plc.

                  The meeting of the holders of the Notes to consider the matters set forth above is scheduled for June 16, 2003.

                  Any securities offered in the consent solicitations described above will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements thereunder. This report does not constitute an offer to sell or a solicitation of an offer to buy securities within the United States or to U.S. persons, or in any other jurisdiction in which such offer, solicitation or sale would be unlawful. Accordingly, any securities mentioned above will not be offered or sold in the United States or to U.S persons or U.S. residents.

                  Statements in this report that are not historical facts are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in Carnival Corporation's Annual Report or Form 10-K for the most recently ended fiscal year.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:  May 23, 2003                CARNIVAL CORPORATION



                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  Senior Vice President,
                                                General Counsel and
                                                Secretary

Date:  May 23, 2003                CARNIVAL PLC



                                   By:  /s/ Gerald R. Cahill
                                        ---------------------------------------
                                        Name:   Gerald R. Cahill
                                        Title:  Senior Vice President
                                                Finance and Chief
                                                Financial Officer